Exhibit 99.1
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This Statement on Form 3 is filed jointly by the Reporting Persons listed below. The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Name of Designated Fileer:  Oaktree Capital Group Holdings GP, LLC

Date of Event Requiring Statement:  September 14, 2010

Issuer Name and Ticker or Trading Symbol:  CHTR
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                        OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

                        By:  /s/ Richard Ting
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                        Name:  Richard Ting
                        Title: Managing Director and Associate General Counsel


                        By:  /s/ Emily Alexander
                            -------------------------------
                        Name:  Emily Alexander
                        Title: Senior Vice President

                        OAKTREE OPPORTUNITIES INVESTMENTS, L.P.

                        By:   Oaktree Fund GP, LLC
                        Its:  General Partner

                        By:   Oaktree Fund GP I, L.P.
                        Its:  Managing Member

                        By:  /s/ Richard Ting
                            ------------------------------
                        Name:   Richard Ting
                        Title:  Authorized Signatory


                        By:  /s/ Emily Alexander
                            -------------------------------
                        Name:   Emily Alexander
                        Title:  Authorized Signatory


                        OCM FIE, L.P.

                        By:   Oaktree Fund GP, LLC
                        Its:  General Partner

                        By:   Oaktree Fund GP I, L.P.
                        Its:  Managing Member

                        By:  /s/ Richard Ting
                            ------------------------------
                        Name:   Richard Ting
                        Title:  Authorized Signatory


                        By:  /s/ Emily Alexander
                            -------------------------------
                        Name:   Emily Alexander
                        Title:  Authorized Signatory


                        OCM OPPORTUNITIES FUND V, L.P.

                        By:  OCM Opportunities Fund V GP, L.P.
                        Its: General Partner

                        By:  Oaktree Fund GP I, L.P.
                        Its: General Partner


                        By:  /s/ Richard Ting
                            ------------------------------
                        Name:   Richard Ting
                        Title:  Authorized Signatory


                        By:  /s/ Emily Alexander
                            -------------------------------
                        Name:   Emily Alexander
                        Title:  Authorized Signatory


                        OCM OPPORTUNITIES FUND VI, L.P.

                        By:  OCM Opportunities Fund VI GP, L.P.
                        Its: General Partner

                        By:  Oaktree Fund GP I, L.P.
                        Its: General Partner


                        By:  /s/ Richard Ting
                            ------------------------------
                        Name:   Richard Ting
                        Title:  Authorized Signatory


                        By:  /s/ Emily Alexander
                            -------------------------------
                        Name:   Emily Alexander
                        Title:  Authorized Signatory


                        OCM OPPORTUNITIES FUND VII DELAWARE, L.P.

                        By:  OCM Opportunities Fund VII Delaware GP Inc.
                        Its: General Partner


                        By:  /s/ Richard Ting
                            ------------------------------
                        Name:   Richard Ting
                        Title:  Authorized Signatory


                        By:  /s/ Emily Alexander
                            -------------------------------
                        Name:   Emily Alexander
                        Title:  Authorized Signatory


                        OAKTREE VALUE OPPORTUNITIES FUND, L.P.

                        By:  Oaktree Value Opportunities Fund GP, L.P.
                        Its:  General Partner

                        By:  Oaktree Value Opportunities Fund GP Ltd.
                        Its:  General Partner

                        By:  Oaktree Capital Management, L.P.
                        Its:  Director

                        By:  /s/ Richard Ting
                            ------------------------------
                        Name:  Richard Ting
                        Title: Managing Director and Associate General Counsel


                        By:  /s/ Emily Alexander
                            -------------------------------
                        Name:  Emily Alexander
                        Title: Senior Vice President, Legal